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                                                                    EXHIBIT 10.3

                    CONSULTING AND ADMINISTRATIVE AGREEMENT

     This Consulting and Administrative Agreement ( the "Agreement") is made and entered into effective as of July __, 1998, by and between North American Gaming and Entertainment Corporation ("Consultant") and River Port Truck Stop, L.L.C. (the "Company").

     Consultant and the Company hereby incorporate by reference into this Agreement that certain Consulting and Administrative Agreement (the "OM Consulting Agreement") entered into effective as of April 15, 1998 by and between Consultant and OM Operating, L.L.C. ("OM") and hereby agree that Consultant shall perform the same services for the Company related to its truck stop video poker casino as Consultant is performing for OM under the OM Operating Agreement, and that the Consultant and the Company shall have the same rights, duties, responsibilities and obligations to each other as the Consultant and OM have to each other under the OM Operating Agreement as fully as if the full OM Operating Agreement were restated herein and executed by Consultant as the "Consultant" thereunder and by the Company as the "Company" thereunder, except that the fee payable by the Company to Consultant under this Agreement shall be an annual fee of $50,000 per year for as long as the Company is constructing, or owns or operates, its truck stop video poker casino. Without limiting the foregoing, Consultant and the Company hereby agree that the term of this Agreement shall be the same term as set forth in the OM Operating Agreement.

     Executed effective as of the date and year first above written.

                                    RIVER PORT TRUCK STOP, L.L.C.


                                    By:
                                       ---------------------------------
                                           George J. Akmon, Manager

                                    NORTH AMERICAN GAMING AND
                                    ENTERTAINMENT CORPORATION


                                    By:
                                       ---------------------------------
                                    Its:
                                        --------------------------------

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